LOSSES PER COMMON SHARE	12 Months Ended
Dec. 31, 2012
LOSSES PER COMMON SHARE
NOTE 16.	LOSSES PER COMMON SHARE

Presented below is a summary of the components used to calculate basic and diluted earnings per common share:

	Years Ended December 31,
	2012	2011
Net loss available to common shareholders	$(1,793,881)	$(1,657,267)

Weighted average common shares outstanding	10,167,367	9,818,338
Net effect of the assumed exercise of stock options based on the treasury stock method using the average market price for the period	104,843	111,481

Average number of common shares outstanding used to calculate diluted earnings per common share	10,292,210	9,929,819

Weighted average common shares outstanding are used in the diluted earnings per share calculation for the years ended December 31, 2012 and 2011, as there was a net loss, and inclusion of common stock equivalents would have been anti-dilutive.